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                                                                      EXHIBIT 99


                          [McM CORPORATION LETTERHEAD]



         RALEIGH, NORTH CAROLINA, MAY 16, 1997 -- FOR IMMEDIATE RELEASE


         McM Corporation, a Raleigh-based insurance holding company, earlier announced an agreement to provide McM Acquisition Corporation ("MAC") information and access to conduct due diligence reviews. The agreement, which was to expire May 31, 1997, has been extended for a period of 120 days.



COMPANY CONTACT:

Stephen L. Stephano
President
(919) 833-1600